UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 12, 2004


                             AMERICAN SKIING COMPANY
                             -----------------------
             (Exact name of registrant as specified in its charter)


        Delaware                          1-13057                04-3373730
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


               136 HEBER AVENUE, SUITE 303, PARK CITY, UTAH 84060
               --------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (435) 615-0340
       ------------------------------------------------------------------


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

         On October 12, 2004, American Skiing Company announced that it has commenced a tender offer and consent solicitation for any and all of its $120 million principal amount of 12% Senior Subordinated Notes due 2006.

         The press release issued by American Skiing Company is attached as
Exhibit 99.1 to this report.



Item 9.01. Financial Statements and Exhibits

         (c)   Exhibits

Exhibit        Description

99.1           Press release of American Skiing Company, dated October 12, 2004.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 12, 2004                  American Skiing Company



                                         By: /s/Foster A. Stewart, Jr.
                                             -----------------------------------
                                             Name:  Foster A. Stewart, Jr.
                                             Title: Senior Vice President and
                                                    General Counsel

                                INDEX TO EXHIBITS


    Exhibit    Description

    99.1       Press release of American Skiing Company, dated October 12, 2004.